UNITED STATES
SECURITIES AND EXCHANGE COMMISSION
Washington, D.C. 20549
________________________

FORM 8-K

CURRENT REPORT
PURSUANT TO SECTION 13 OR 15(D) OF THE SECURITIES EXCHANGE ACT OF 1934

Date of Report (Date of earliest event reported): May 21, 2020

VEREIT, INC.
VEREIT OPERATING PARTNERSHIP, L.P.
(Exact name of Registrant as specified in its charter)

Maryland	001-35263	45-2482685
Delaware	333-197780	45-1255683
(State or other jurisdiction of incorporation)	(Commission File Number)	(I.R.S. Employer Identification No.)

2325 E. Camelback Road, 9th Floor
Phoenix,	AZ	85016
(Address of principal executive offices, including zip code)

(800)	606-3610
(Registrant’s telephone number, including area code)
________________
Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions:

☐    Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

☐    Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

☐    Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

☐    Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Securities registered pursuant to Section 12(b) of the Securities Exchange Act of 1934:
Title of each class:		Trading symbol(s):	Name of each exchange on which registered:
Common Stock	$0.01 par value per share (VEREIT, Inc.)	VER	New York Stock Exchange
6.70% Series F Cumulative Redeemable Preferred Stock	$0.01 par value per share (VEREIT, Inc.)	VER PRF	New York Stock Exchange
Indicate by check mark whether the registrant is an emerging growth company as defined in Rule 405 of the Securities Act of 1933 (§230.405 of this chapter) or Rule 12b-2 of the Securities Exchange Act of 1934 (§240.12b-2 of this chapter).

VEREIT, Inc.		VEREIT Operating Partnership, L.P.
Emerging growth company	☐	Emerging growth company	☐
If an emerging growth company, indicate by check mark if the registrant has elected not to use the extended transition period for complying with any new or revised financial accounting standards provided pursuant to Section 13(a) of the Exchange Act.
VEREIT, Inc. ☐ VEREIT Operating Partnership, L.P. ☐

Item 1.01. Entry into a Material Definitive Agreement.

VEREIT, Inc., a Maryland corporation (the “Company”) and its operating partnership, VEREIT Operating Partnership, L.P., a Delaware limited partnership (the “Operating Partnership”), are parties to that certain Credit Agreement dated as of May 23, 2018 (the “Credit Agreement”) by and among the Operating Partnership, as borrower, the Company, as guarantor, the financial institutions from time to time party thereto as lenders, Wells Fargo Bank, National Association, as the administrative agent, Wells Fargo Securities, LLC and Merrill Lynch, Pierce, Fenner & Smith Incorporated, as joint lead arrangers and joint bookrunners, and Barclays Bank PLC, BMO Capital Markets Corp., Capital One, N.A., Citibank, N.A., JPMorgan Chase Bank, N.A. and U.S. Bank National Association, as joint lead arrangers. On May 27, 2020, the Operating Partnership and the Company, entered into Amendment No. 1 to Credit Agreement (the “Amendment”) by and among the Operating Partnership, as borrower, the Company, as guarantor, the lenders parties thereto, and Wells Fargo Bank, National Association, as the administrative agent, as a precautionary measure. The Amendment, among other things, modifies the measurement period for certain financial covenants (and relevant associated definitions) from either the prior quarterly period annualized or the prior six month period to the four consecutive fiscal quarter period most recently ending, as more specifically provided in the Amendment which is attached to this Current Report on Form 8-K as Exhibit 10.1 and is incorporated herein by reference. This summary is qualified in its entirety by reference to Exhibit 10.1.

Item 2.03. Creation of a Direct Financial Obligation or an Obligation under an Off-Balance Sheet Arrangement of a Registrant.

The information included in Item 1.01 of this Current Report on Form 8-K is incorporated by reference into this Item 2.03.

Item 5.07.    Submission of Matters to a Vote of Security Holders.

On May 21, 2020, the Company held its 2020 annual meeting of stockholders (the “Annual Meeting”). As of March 27, 2020, the record date for the Annual Meeting, there were 1,077,781,479 common shares of the Company issued and outstanding and entitled to vote at the Annual Meeting.

The following is a brief description of each matter voted upon at the Annual Meeting and a statement of the number of votes cast for or against and the number of abstentions and broker non-votes with respect to each matter, as applicable.

Proposal No. 1 — Election of Director Nominees to Serve Until the 2021 Annual Meeting and Until Their Respective Successors are Duly Elected and Qualified

All of the eight director nominees listed below were elected by the Company’s stockholders to hold office until the next annual meeting of stockholders in 2021 and until his or her respective successor has been duly elected and qualified or until his or her earlier resignation or removal, as follows:

	Votes For	Votes Against	Abstentions	Broker Non-Votes
Glenn J. Rufrano	867,840,829	3,789,454	1,670,724	93,842,414
Hugh R. Frater	854,723,468	16,292,886	2,284,653	93,842,414
David B. Henry	820,661,990	50,797,369	1,841,648	93,842,414
Mary Hogan Preusse	832,283,726	39,199,570	1,817,711	93,842,414
Richard J. Lieb	809,977,549	61,531,180	1,792,278	93,842,414
Mark S. Ordan	867,612,348	3,842,573	1,846,086	93,842,414
Eugene A. Pinover	867,566,956	3,893,019	1,841,032	93,842,414
Julie G. Richardson	856,088,887	15,398,292	1,813,828	93,842,414

Proposal No. 2 — Ratification of the Appointment of Deloitte & Touche LLP as the Company’s Independent Registered Public Accounting Firm for the Fiscal Year Ending December 31, 2020

The Company’s stockholders ratified the appointment of Deloitte & Touche LLP as the Company’s independent registered public accounting firm for the fiscal year ending December 31, 2020 as follows:

Votes For	Votes Against	Abstentions
955,177,681	10,294,706	1,671,034

Proposal No. 3 — Adoption of a Non-Binding Advisory Resolution Approving the Compensation of the Company’s Named Executive Officers as Described in the Company’s Proxy Statement

The Company’s stockholders adopted a non-binding advisory resolution approving the compensation of the Company’s named executive officers as described in the Company’s proxy statement as follows:

Votes For	Votes Against	Abstentions	Broker Non-Votes
834,650,105	36,075,645	2,575,257	93,842,414

Proposal No. 4 — Approval by a Non-Binding Advisory Vote the Frequency of Future Non-Binding Advisory Resolutions on Named Executive Officer Compensation

The Company’s stockholders approved by a non-binding advisory vote the frequency of one year for future non-binding advisory resolutions on named executive officer compensation as follows:

1 Year	2 Years	3 Years	Abstain	Broker Non-Votes
849,980,509	686,881	18,631,451	4,002,166	93,842,414

Based on these results, the Company has determined that it will submit to stockholders a non-binding advisory resolution on named executive officer compensation every year until the next required non-binding advisory vote on the frequency of future non-binding advisory resolutions on named executive officer compensation, which will occur no later than the 2026 annual meeting of stockholders.

No other proposals were submitted to a vote of the Company’s stockholders at the Annual Meeting.

Item 7.01.    Regulation FD Disclosure.

On May 27, 2020, pursuant to the terms of the Credit Agreement, the Operating Partnership provided notice to the administrative agent that it intends to repay $500.0 million of the outstanding amount on its unsecured revolving credit facility on May 29, 2020. As of May 27, 2020, the Company had corporate liquidity of approximately $1.2 billion comprised of $611.5 million in cash and cash equivalents and $588.0 million of availability under its revolving credit facility.

Item 9.01.    Financial Statements and Exhibits.

(d) Exhibits

Exhibit No.	Description
10.1
Amendment No. 1 to Credit Agreement dated as of May 27, 2020 by and among VEREIT Operating Partnership, L.P., VEREIT, Inc., the lenders parties thereto and Wells Fargo Bank, National Association, as the administrative agent

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SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934, as amended, each registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

VEREIT, INC.

By:	/s/ Michael J. Bartolotta
Name:	Michael J. Bartolotta
Title:	Executive Vice President and Chief Financial Officer

VEREIT OPERATING PARTNERSHIP, L.P.
By: VEREIT, Inc., its sole general partner

By:	/s/ Michael J. Bartolotta
Name:	Michael J. Bartolotta
Title:	Executive Vice President and Chief Financial Officer

Date: May 28, 2020